**MEMORANDUM OF OIL & GAS LEASE**

| | |
|---|---|
| LEASE DATE: | June 14, 2010. |
| LESSOR: | Carol Ann Adamson individually,<br>as Trustee of the Sandra Jym Adamson Trust,<br>and as agent and attorney-in-fact for Sandra Jym Adamson |
| LESSEE: | UHC Petroleum Corporation<br>22762 Westheimer Parkway, Suite 515<br>Katy, Texas 77450 |
| LAND COVERED: | All of Section 175, Abstract No. 762, C.C.S.D.&R.G.N.G.R.R. Survey, Edwards County, Texas, insofar and only insofar as described lands cover from the surface to a depth of 1,500 feet beneath the surface. |

Notice is hereby given that Lessor granted an Oil and Gas Lease dated as of the date stated above to Lessee, covering the above described land, for a primary term of three (3) years from the date thereof. The lease provides for, among other things, partial termination at the end of the primary term subject to Lessee's option to conduct a continuous development program.

This Memorandum is executed as of the date of the respective acknowledgments of the parties set forth hereinbelow, but is effective as of the date of the Lease as stated above.

**LESSOR:**

______________________________
Carol Ann Adamson individually, as Trustee of the Sandra Jym Adamson Trust, and as agent and attorney-in-fact for Sandra Jym Adamson

**LESSEE:**

UHC Petroleum Corporation

By: ______________________________
Name: Andrew Taylor-Kimmins
Title: President

STATE OF TEXAS §
§
COUNTY OF __________ §

This instrument was acknowledged before me on this the ______ day of ____________, 2010, by CAROL ANN ADAMSON individually, as Trustee of the Sandra Jym Adamson Trust, and as agent and attorney-in-fact for Sandra Jym Adamson.

______________________________
Notary Public, State of Texas

STATE OF TEXAS §
§
COUNTY OF HARRIS §

This instrument was acknowledged before me on this the ______ day of ____________, 2010, by ANDREW TAYLOR-KIMMINS, President of UHC PETROLEUM CORPORATION, on behalf of said corporation.

______________________________
Notary Public, State of Texas